Exhibit (h)

Placement Agency Agreements

UST GLOBAL PRIVATE MARKETS FUND, LLC

Bank of America, N.A.

Attention: Deborah Bailey

101 South Tryon Street

Charlotte, NC 28255

Re:	Placement Agent Agreement

Ladies and Gentlemen:

In consideration of the mutual agreements contained herein, UST Global Private Markets Fund, LLC (the “Company”), a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, and Bank of America, N.A., a national bank (the “Agent”), hereby agree, on the terms and conditions set forth below, as follows. This Placement Agent Agreement is referred to herein as the “Agreement”.

A. Placement Agent Services.

1. The Company hereby appoints the Agent as a non-exclusive placement agent in connection with the placement of the interests in the Company (“Interests”). The Agent agrees to serve as the Company’s agent and that Interests shall be offered and sold only in accordance with the terms and conditions set forth in this Agreement and the Company Documents (as defined in paragraph A.5., below). The Agent shall not have any liability to the Company in the event that any subscriber fails to consummate the purchase of Interests for any reason other than the Agent’s willful misfeasance, bad faith, gross negligence or reckless disregard or its duties hereunder.

2. The Agent shall have the right to solicit prospective investors for the purchase of Interests for the duration of this Agreement beginning as of October 29, 2007. From time to time the Agent will, as agent of and on behalf of the Company, solicit offers to purchase Interests. In performing its duties:

(a) the Agent will solicit offers to purchase Interests only from prospective Investors who are “U.S. persons” within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and who meet the other suitability requirements, if any, established by the Company and communicated to the Agent in writing (“Permitted U.S. Person”);

(b) the offers and sales of Interests are to be effected pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof, and Regulation D under the Securities Act. Both the Agent and the Company have established the following procedures in connection with the offer and sale of Interests and agree that Agent will make offers or sales of any Interests in compliance with such procedures:

(i) offers and sales of Interests will be made only in compliance with Regulation D under the Securities Act, the Financial Institutions Regulatory Authority (the “FINRA”) rules, if applicable, and any applicable state securities laws and only to investors with whom the Agent has a substantive and pre-existing relationship and that qualify as (x) “accredited investors,” as defined in Rule 501(a) under the Securities Act and (y) “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended;

(ii) no sale of Interests to any one investor will be for less than the minimum denominations as may be specified in the Memorandum (as defined in paragraph A.5., below) or as otherwise approved by the Board of Managers of the Company (the “Board”);

(iii) no offer or sale of any Interests shall be made in any state or jurisdiction, or to any prospective investor located in any state or jurisdiction, where such Interests have not been registered or qualified for offer and sale under applicable state securities laws unless such Interests are exempt from the registration or qualification requirements of such laws.

(c) for purposes of the offering of Interests, the Company has furnished to the Agent copies of the Company Documents (as defined in paragraph A.5., below), which Company Documents the Agent shall furnish to prospective investors. Additional copies of the Company Documents will be furnished to Agent by the Company in such numbers as the Agent may reasonably request for purposes of the offering. In performing its services under this Agreement, the Agent may, subject to any limitations in this Agreement, rely on the Company Documents and Other Information (as defined in paragraph A.5., below). The Agent is authorized to furnish to prospective purchasers only such information concerning the Company and the offering as may be contained in the Company Documents or any written supplements thereto, and such other materials as the Agent has prepared and which comply with applicable laws and regulations, including the rules of the FINRA;

(d) the Agent need not make an appraisal of any of the assets owned by the Company; and

(e) the Agent will require that each of its employees soliciting offers to purchase Interests disclose to each solicitee that the Agent and Bank of America Capital Advisors LLC (the “Investment Adviser”) are under common control.

3. The Agent acknowledges that it is a financial institution subject to the USA Patriot Act of 2001 and the Bank Secrecy Act (collectively, the “AML Laws”), which require, among other things, that financial institutions adopt compliance programs to guard against money laundering. The Agent represents and warrants to the Company that it is in compliance with and will continue to comply with the AML Laws and applicable regulations in all relevant respects.

The Agent agrees that it will take such further steps, and cooperate with the Company as may be reasonably necessary, to facilitate compliance with the AML Laws, including but not limited to the provision of copies of the Agent’s written procedures, policies and controls related thereto (“AML Operations”). The Agent undertakes that it will grant to the Company and regulatory agencies, reasonable access to copies of its AML Operations, books and records pertaining to the Interests only. The Agent will supply the Company, upon request, with evidence of the due diligence work that it has carried out for particular customers and such other information and reports as the Company or its agents may from time to time reasonably request. With respect to Interests held in the name of the Agent’s introduced investors, the Agent will promptly inform the Company if the Agent cannot form a reasonable belief that the Agent knows the true identity of the customer within a reasonable time after the account has been opened for such customer. The Agent will permit inspection by U.S. federal departments or regulatory agencies with appropriate jurisdiction and to make available to examiners from such departments or regulatory agencies such information and records relating to its AML program as they may reasonably request.

4. The Agent will: (i) comply with all provisions of law applicable to its activities contemplated by this Agreement and (ii) use and rely solely on the “Company Documents” and “Other Information” (as such terms are defined in paragraph A.4., below) and on information available from generally recognized public sources in connection with offering the Interests.

5. (a) The Company shall furnish the Agent, from time to time, such number as the Agent may reasonably request of the following documents:

(i) the Confidential Private Placement Memorandum of the Company, dated October 2007, and any supplements and amendments thereto (such memorandum, together with any such supplements and amendments thereto, collectively, the “Memorandum”);

(ii) the Limited Liability Company Agreement of the Company, dated as of October 17, 2007, as amended from time to time (the “Company Agreement”); and

(iii) the Subscription Booklet for the Company pursuant to which prospective Investors will subscribe for Interests (the “Subscription Booklet” and, together with the Memorandum and the Company Agreement, the “Company Documents”).

(b) The Company, from time to time, may provide the Agent with additional material, data or other information (collectively, “Other Information”) relating to the Company to make available to prospective Investors.

(c) The parties hereto recognize and confirm that the Company has the right, in its sole discretion, to reject any offer to purchase Interests and to suspend the offering of Interests without notice, for any reason and at any time.

6. If any event shall occur or condition exist as a result of which it is necessary or advisable, in the opinion of the Company, to amend or supplement any Company Document or Other Information, the Company shall promptly inform the Agent of any such occurrence or condition and furnish the Agent such number of copies thereof as the Agent may reasonably request, and the Agent shall thereafter use only such amended or supplemented documents in connection with the performance of its duties hereunder.

B. Fees and Expenses.

1. Fees. In consideration for the services provided by the Agent to the Company described in this Agreement, the Investment Adviser shall pay directly to the Agent such amounts as shall be mutually agreed upon from time to time by the Investment Adviser and the Agent (the “Fee”).

2. Expenses. Each party shall pay the expenses it incurs in connection with its performance under this Agreement.

C. Representations, Warranties and Covenants of the Company. Upon execution of this Agreement and each time it acts pursuant to this Agreement, the Company represents, warrants and covenants to the Agent that:

1. The Company has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and in good standing in each other jurisdiction in which qualification is necessary for the ownership of its properties or for the conduct of its business. Interests to be or which may be issued by the Company have been duly authorized for issuance and sale and, when issued and delivered by the Company, Interests will conform to all statements relating thereto contained in the Memorandum.

2. This Agreement has been duly authorized, executed and delivered by the Company.

3. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to: (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application to the rights of creditors and (b) general equitable principles (whether enforcement is sought at law or in equity).

4. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a default under any agreement or instrument to which the Company is party or by which it is bound or to which any of the property or assets of the Company is bound or subject, nor will such actions result in any violation of the provisions of the organizational documents of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

5. The Memorandum or any amendment or supplement thereto does not, as of the date hereof, and shall not, as of the date of the offer or sale of any Interests, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein not misleading.

6. The Company shall indemnify and hold harmless the Agent, its managers, officers, employees and agents from and against any and all damages, claims, suits, actions, proceedings, costs and expenses (including but not limited to reasonable attorneys’ fees and expenses) arising from or related to: (a) any breach of any representation or warranty of the Company contained herein, or (b) any untrue statement of a material fact in the Memorandum, or in any amendment or supplement thereto, or any such marketing materials provided by the Company, (c) the omission to state in the Memorandum, or in any amendment or supplement thereto, or any such marketing material any material fact necessary to make the statements contained therein not misleading, or (d) the failure by the Company to provide accurate information of the jurisdiction in which applicable “blue sky” filings have been made; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such damages, claims, suits, actions, proceedings, costs and expenses that arise out of or are based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Company by the Agent or through the Agent expressly for the use therein; and further provided that this indemnity shall not protect the Agent or any other person who may otherwise be entitled to indemnity hereunder from or against any liability to which the Agent or they would be subject by reason of the Agent’s own or their own bad faith, willful misconduct or gross negligence of the Agent’s or their duties hereunder. Any determination by the Company to indemnify the Agent for the foregoing liabilities shall be made in accordance with the requirements of Section 17 of the 1940 Act, as interpreted by the Securities and Exchange Commission. This indemnity will be in addition to any liability which the Company may otherwise have to the Agent under this Agreement.

D. Representations, Warranties and Covenants of the Agent. Upon execution of this Agreement and each time it acts pursuant to this Agreement, the Agent represents, warrants and covenants to the Company that:

1. The Agent is a national bank and will perform its obligations hereunder in accordance with applicable laws or is exempt from such registration under applicable laws. The Agent agrees to maintain the appropriate regulatory registrations and filings throughout the term of this Agreement.

2. This Agreement has been duly authorized, executed and delivered by the Agent.

3. This Agreement constitutes the legal, valid and binding obligation of the Agent, enforceable against it in accordance with its terms, subject to: (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application to the rights of creditors and (b) general equitable principles (whether enforcement is sought at law or in equity).

4. The Agent will perform its duties under this Agreement in a manner consistent with the applicable rules of each self-regulatory organization of which Agent is a member.

5. The Agent will notify the Company, in writing, if, at any time during the course of this Agreement, any of the representations or warranties made by the Agent in this Agreement becomes, or is likely to become, inaccurate or untrue in any material respect and of the facts related thereto.

6. The Agent shall indemnify and hold harmless the Company and its affiliates and each of their respective directors, managers, officers, employees and agents from and against any and all damages, claims, suits, actions, proceedings, costs and expenses (including but not limited to reasonable attorneys’ fees and expenses) arising from or relating to: (a) any breach of any representation or warranty of the Agent contained herein, or (b) any untrue statement of a material fact related to the Agent in the Memorandum, or in any amendment or supplement thereto, or any such marketing materials provided by the Agent, or (c) the omission to state in the Memorandum, or in any amendment or supplement thereto, or any such marketing material any material fact necessary to make the statements contained therein not misleading, in each case to the extent that any such damages, claims, suits, actions, proceedings, costs and expenses arise out of or are based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished by the Agent to the Company expressly for use therein; provided, however, that this indemnity shall not protect the Company from or against any liability to which the Company would be subject by reason of its own willful bad faith, willful misconduct or gross negligence of its duties hereunder. This indemnity will be in addition to any liability which the Agent may have to the Company under this Agreement.

E. Nature of Agent’s Authority. Nothing in this Agreement shall be construed to imply that the Agent is a partner, shareholder, manager, managing member or member of: (1) the Company; (2) the Investment Adviser; or (3) any of their respective affiliates. The Company and the Agent acknowledge that, absent express written consent by the parties, the Agent does not have the right, power or authority to enter into any contract or to create any obligation on behalf of the Company, the Investment Adviser, or any of their respective affiliates or to otherwise bind such entities or any of their respective affiliates in any way. The subscription of a prospective Investor for Interests in the Company will not be deemed to have been accepted until appropriate subscription documents are executed by an authorized representative of the Company. The Company has the right, in its sole discretion, to refuse to accept the subscription of any prospective Investor. Furthermore, nothing in this Agreement shall be construed to limit or waive the right of the Company to: (a) require an Investor to withdraw from the Company or to compel the redemption of some or all of an Investor’s investment or Interests pursuant to the terms of the governing documents of the Company; or (b) change the terms of the offering of Interests pursuant to the terms of the governing documents of the Company.

F. Term.

1. This Agreement shall become effective as of the date hereof and shall continue in effect for an initial period of two years from such date. After the expiration of the initial two-year term, this Agreement shall continue in full force and effect from year to year; provided, however, that such continuance is approved by the Board, including the vote of a majority of the Board members who are not “interested persons,” as defined in the 1940 Act and the rules thereunder, of the Company.

2. This Agreement may be terminated: (a) by the Company or the Agent at any time upon 45 days’ prior written notice to the other party to this Agreement, (b) in the event of breach of paragraph D or any term of this Agreement, by the Company immediately upon written notice to the other party to this Agreement; provided, however, that this Agreement shall terminate automatically in the event of its “assignment” as such term is defined by the 1940 Act and the rules thereunder.

G. Confidential Information.

1. The Agent will have access to and become acquainted with records of and information relating to the Company, the Investment Adviser, its investors and affiliates and the Company will have access to and become acquainted with information relating to the Agent’s clients (collectively, “Confidential Information”).

2. Neither the Agent nor any of the Agent’s officers, employees or agents shall disclose any of the Confidential Information (including any client list or other confidential information relating to the businesses of the Company, its investment advisor(s), or their affiliates), directly or indirectly, or use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of performing duties for the Company under this Agreement and unless the disclosure of any such Confidential Information is otherwise consented to in writing by the Company. As used in this paragraph G.2. the term “Confidential Information” does not include information that: (a) becomes or has been generally available to the public other than as a result of disclosure by the Company; (b) was available to Agent on a non-confidential basis prior to its disclosure to the Company or any of its affiliates; or (c) is independently developed or becomes available to Agent on a non-confidential basis from a source other than the Company or its affiliates.

3. Neither the Company nor any of the Company’s officers, employees or agents shall disclose any of the Confidential Information (including any client list or other confidential information relating to the businesses of the Agent or its affiliates), directly or indirectly, or use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of the Company performing its duties under this Agreement or for purposes of providing services to investors in the Company and unless the disclosure of any such Confidential Information is otherwise consented to in writing by Agent As used in this paragraph G.3. the term “Confidential Information” does not include information that: (a) becomes or has been generally available to the public other than as a result of disclosure by Agent; (b) was available to the Company on a non-confidential basis prior to its disclosure to Agent or any of its affiliates; or (c) is independently developed or becomes available to the Company on a non-confidential basis from a source other than Agent or its affiliates.

H. Representations and Indemnities to Survive Delivery.

The agreements, representations, warranties, indemnities and other statements of the parties and their officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of: (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Agent or the Company, the Company’s investors, directors or officers of any of the foregoing or any person controlling any of the foregoing, and (iii) acceptance of any payment for Interests hereunder. The provisions of this Section H shall survive the termination or cancellation of this Agreement.

I. Amendment. This Agreement may not be amended except by a writing executed by each of the parties hereto.

J. Miscellaneous.

1. This Agreement is not exclusive. The parties shall be free to enter into solicitation or placement agreements with other persons or firms, some or all of whom may be in competition with the parties to this Agreement.

2. Notices shall be sent to the addresses specified in Exhibit A hereto or to such other addresses as are designated in writing by the parties hereto. Any notice hereunder by any party to the other parties shall be given by letter (delivered by personal delivery, air courier, registered air mail or certified mail, return receipt requested) or by facsimile transmission.

3. This Agreement constitutes the entire agreement among the parties hereto with respect to its subject matter and supersedes any and all prior agreements and understandings, whether written or oral, among them regarding such subject matter.

4. This Agreement shall be governed by and construed in accordance with the substantive internal laws of the State of New York applicable to contracts made between residents of that state to be wholly performed within that state, and with the provisions of the 1940 Act. In the event of any conflict between the provisions of the laws of New York and those of the 1940 Act, the 1940 Act provisions shall control.

5. Each party irrevocably consents and agrees, for the benefit of the others, that any legal action, suit or proceeding against it with respect to its obligations or liabilities under, or any other matter arising out of or in connection with this Agreement, may be brought in the courts of the State of New York located in New York County or the courts of the United States of America for the Southern District of New York, and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in person, generally and unconditionally with respect to any such action, suit or proceeding. Each party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings brought in the courts of the State of New York located in New York County or the courts of the United States of America for the Southern District of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, trial by jury.

6. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall constitute one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the parties hereto and each party’s respective successors and permitted assigns.

7. The failure of any party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

8. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

9. No party shall have any liability to the other party for any special, incidental or consequential damages, including, without limitation, loss of profits, even if such party has been advised of the possibility of such damages.

10. The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon the Investment Adviser, any Board members, members or any officers, employees or agents, whether past, present or future, of the Company or the Investment Adviser, individually, but are binding only upon the assets and property of the Company.

If the foregoing is acceptable, please sign and return one copy of this letter.

Sincerely,

UST Global Private Markets Fund, LLC

By:	/s/ Steven Suss
	Name:	Steven Suss
	Its:	Chief Financial Officer

Accepted and agreed to as of October 29, 2007

Bank of America, N.A.

By:	NB Holdings Corporation

By:	/s/ Deborah Bailey
	Name:	Deborah Bailey
Title:

Accepted and agreed to (with respect to Section B1 only) as of October 29, 2007

Bank of America Capital Advisors LLC

By:	/s/ Steven Suss
	Name:	Steven Suss
	Title:	Senior Vice President

EXHIBIT A

NOTICES

If to the Company:

UST Global Private Markets Fund, LLC

Attention: Steven Suss

225 High Ridge Road

Stamford, CT 06905

Phone: (203) 975-4063

Fax:     (203) 352-4456

If to Agent:

Bank of America, N.A.

Attention: Deborah Bailey

114 West 47th Street

New York, NY 10036

Phone: (212) 852-3531

Fax:     (800) 976-6788

UST GLOBAL PRIVATE MARKETS FUND, LLC

UST Securities Corp.

Attention: Robert A. Doto

Newport Office Center III

499 Washington Boulevard

Jersey City, New Jersey 07310

Re:	Placement Agent Agreement

Ladies and Gentlemen:

In consideration of the mutual agreements contained herein, UST Global Private Markets Fund, LLC (the “Company”), a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, and UST Securities Corp. (the “Agent”), hereby agree, on the terms and conditions set forth below, as follows. This Placement Agent Agreement is referred to herein as the “Agreement”.

A. Placement Agent Services.

1. The Company hereby appoints the Agent as a non-exclusive placement agent in connection with the placement of the interests in the Company (“Interests”). The Agent agrees to serve as the Company’s agent and that Interests shall be offered and sold only in accordance with the terms and conditions set forth in this Agreement and the Company Documents (as defined in paragraph A.5., below). The Agent shall not have any liability to the Company in the event that any subscriber fails to consummate the purchase of Interests for any reason other than the Agent’s willful misfeasance, bad faith, gross negligence or reckless disregard or its duties hereunder.

2. The Agent shall have the right to solicit prospective investors for the purchase of Interests for the duration of this Agreement beginning as of October 29, 2007. From time to time the Agent will, as agent of and on behalf of the Company, solicit offers to purchase Interests. In performing its duties:

(a) the Agent will solicit offers to purchase Interests only from prospective Investors who are “U.S. persons” within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and who meet the other suitability requirements, if any, established by the Company and communicated to the Agent in writing (“Permitted U.S. Person”);

(b) the offers and sales of Interests are to be effected pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof, and Regulation D under the Securities Act. Both the Agent and the Company have established the following procedures in connection with the offer and sale of Interests and agree that Agent will make offers or sales of any Interests in compliance with such procedures:

(i) offers and sales of Interests will be made only in compliance with Regulation D under the Securities Act, the Financial Institutions Regulatory Authority (the “FINRA”) rules, and state securities laws and only to investors with whom the Agent has a substantive and pre-existing relationship and that qualify as (x) “accredited investors,” as defined in Rule 501(a) under the Securities Act and (y) “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended;

(ii) no sale of Interests to any one investor will be for less than the minimum denominations as may be specified in the Memorandum (as defined in paragraph A.5., below) or as otherwise approved by the Board of Managers of the Company (the “Board”);

(iii) no offer or sale of any Interests shall be made in any state or jurisdiction, or to any prospective investor located in any state or jurisdiction, where such Interests have not been registered or qualified for offer and sale under applicable state securities laws unless such Interests are exempt from the registration or qualification requirements of such laws.

(c) for purposes of the offering of Interests, the Company has furnished to the Agent copies of the Company Documents (as defined in paragraph A.5., below), which Company Documents the Agent shall furnish to prospective investors. Additional copies of the Company Documents will be furnished to Agent by the Company in such numbers as the Agent may reasonably request for purposes of the offering. In performing its services under this Agreement, the Agent may, subject to any limitations in this Agreement, rely on the Company Documents and Other Information (as defined in paragraph A.5., below). The Agent is authorized to furnish to prospective purchasers only such information concerning the Company and the offering as may be contained in the Company Documents or any written supplements thereto, and such other materials as the Agent has prepared and which comply with applicable laws and regulations, including the rules of the FINRA;

(d) the Agent need not make an appraisal of any of the assets owned by the Company; and

(e) the Agent will require that each of its employees soliciting offers to purchase Interests disclose to each solicitee that the Agent and Bank of America Capital Advisors LLC (the “Investment Adviser”) are under common control.

3. The Agent acknowledges that it is a financial institution subject to the USA Patriot Act of 2001 and the Bank Secrecy Act (collectively, the “AML Laws”), which require, among other things, that financial institutions adopt compliance programs to guard against money laundering. The Agent represents and warrants to the Company that it is in compliance with and will continue to comply with the AML Laws and applicable regulations in all relevant respects.

The Agent agrees that it will take such further steps, and cooperate with the Company as may be reasonably necessary, to facilitate compliance with the AML Laws, including but not limited to the provision of copies of the Agent’s written procedures, policies and controls related thereto (“AML Operations”). The Agent undertakes that it will grant to the Company and regulatory agencies, reasonable access to copies of its AML Operations, books and records pertaining to the Interests only. The Agent will supply the Company, upon request, with evidence of the due diligence work that it has carried out for particular customers and such other information and reports as the Company or its agents may from time to time reasonably request. With respect to Interests held in the name of the Agent’s introduced investors, the Agent will promptly inform the Company if the Agent cannot form a reasonable belief that the Agent knows the true identity of the customer within a reasonable time after the account has been opened for such customer. The Agent will permit inspection by U.S. federal departments or regulatory agencies with appropriate jurisdiction and to make available to examiners from such departments or regulatory agencies such information and records relating to its AML program as they may reasonably request.

4. The Agent will: (i) comply with all provisions of law applicable to its activities contemplated by this Agreement and (ii) use and rely solely on the “Company Documents” and “Other Information” (as such terms are defined in paragraph A.5., below) and on information available from generally recognized public sources in connection with offering the Interests.

5. (a) The Company shall furnish the Agent, from time to time, such number as the Agent may reasonably request of the following documents:

(i) the Confidential Private Placement Memorandum of the Company, dated October 2007, and any supplements and amendments thereto (such memorandum, together with any such supplements and amendments thereto, collectively, the “Memorandum”);

(ii) the Limited Liability Company Agreement of the Company, dated as of October 17, 2007, as amended from time to time (the “Company Agreement”); and

(iii) the Subscription Booklet for the Company pursuant to which prospective Investors will subscribe for Interests (the “Subscription Booklet” and, together with the Memorandum and the Company Agreement, the “Company Documents”).

(b) The Company, from time to time, may provide the Agent with additional material, data or other information (collectively, “Other Information”) relating to the Company to make available to prospective Investors.

(c) The parties hereto recognize and confirm that the Company has the right, in its sole discretion, to reject any offer to purchase Interests and to suspend the offering of Interests without notice, for any reason and at any time.

6. If any event shall occur or condition exist as a result of which it is necessary or advisable, in the opinion of the Company, to amend or supplement any Company Document or Other Information, the Company shall promptly inform the Agent of any such occurrence or condition and furnish the Agent such number of copies thereof as the Agent may reasonably request, and the Agent shall thereafter use only such amended or supplemented documents in connection with the performance of its duties hereunder.

B. Fees and Expenses.

1. Fees. In consideration for the services provided by the Agent to the Company described in this Agreement, the Investment Adviser shall pay directly to the Agent such amounts as shall be mutually agreed upon from time to time by the Investment Adviser and the Agent (the “Fee”).

2. Expenses. Each party shall pay the expenses it incurs in connection with its performance under this Agreement.

C. Representations, Warranties and Covenants of the Company. Upon execution of this Agreement and each time it acts pursuant to this Agreement, the Company represents, warrants and covenants to the Agent that:

1. The Company has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and in good standing in each other jurisdiction in which qualification is necessary for the ownership of its properties or for the conduct of its business. Interests to be or which may be issued by the Company have been duly authorized for issuance and sale and, when issued and delivered by the Company, Interests will conform to all statements relating thereto contained in the Memorandum.

2. This Agreement has been duly authorized, executed and delivered by the Company.

3. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to: (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application to the rights of creditors and (b) general equitable principles (whether enforcement is sought at law or in equity).

4. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a default under any agreement or instrument to which the Company is party or by which it is bound or to which any of the property or assets of the Company is bound or subject, nor will such actions result in any violation of the provisions of the organizational documents of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

5. The Memorandum or any amendment or supplement thereto does not, as of the date hereof, and shall not, as of the date of the offer or sale of any Interests, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein not misleading.

6. The Company shall indemnify and hold harmless the Agent, its managers, officers, employees and agents from and against any and all damages, claims, suits, actions, proceedings, costs and expenses (including but not limited to reasonable attorneys’ fees and expenses) arising from or related to: (a) any breach of any representation or warranty of the Company contained herein, or (b) any untrue statement of a material fact in the Memorandum, or in any amendment or supplement thereto, or any such marketing materials provided by the Company, (c) the omission to state in the Memorandum, or in any amendment or supplement thereto, or any such marketing material any material fact necessary to make the statements contained therein not misleading, or (d) the failure by the Company to provide accurate information of the jurisdiction in which applicable “blue sky” filings have been made; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such damages, claims, suits, actions, proceedings, costs and expenses that arise out of or are based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Company by the Agent or through the Agent expressly for the use therein; and further provided that this indemnity shall not protect the Agent or any other person who may otherwise be entitled to indemnity hereunder from or against any liability to which the Agent or they would be subject by reason of the Agent’s own or their own bad faith, willful misconduct or gross negligence of the Agent’s or their duties hereunder. Any determination by the Company to indemnify the Agent for the foregoing liabilities shall be made in accordance with the requirements of Section 17 of the 1940 Act, as interpreted by the Securities and Exchange Commission. This indemnity will be in addition to any liability which the Company may otherwise have to the Agent under this Agreement.

D. Representations, Warranties and Covenants of the Agent. Upon execution of this Agreement and each time it acts pursuant to this Agreement, the Agent represents, warrants and covenants to the Company that:

1. The Agent is a registered broker-dealer and that all appropriate registrations or filings have been made on its behalf to enable it to perform its obligations hereunder in accordance with applicable laws or is exempt from such registration under applicable laws. The Agent agrees to maintain the appropriate regulatory registrations and filings throughout the term of this Agreement.

2. This Agreement has been duly authorized, executed and delivered by the Agent.

3. This Agreement constitutes the legal, valid and binding obligation of the Agent, enforceable against it in accordance with its terms, subject to: (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application to the rights of creditors and (b) general equitable principles (whether enforcement is sought at law or in equity).

4. The Agent will perform its duties under this Agreement in a manner consistent with the applicable rules of each self-regulatory organization of which Agent is a member.

5. The Agent will notify the Company, in writing, if, at any time during the course of this Agreement, any of the representations or warranties made by the Agent in this Agreement becomes, or is likely to become, inaccurate or untrue in any material respect and of the facts related thereto.

6. The Agent shall indemnify and hold harmless the Company and its affiliates and each of their respective directors, managers, officers, employees and agents from and against any and all damages, claims, suits, actions, proceedings, costs and expenses (including but not limited to reasonable attorneys’ fees and expenses) arising from or relating to: (a) any breach of any representation or warranty of the Agent contained herein, or (b) any untrue statement of a material fact related to the Agent in the Memorandum, or in any amendment or supplement thereto, or any such marketing materials provided by the Agent, or (c) the omission to state in the Memorandum, or in any amendment or supplement thereto, or any such marketing material any material fact necessary to make the statements contained therein not misleading, in each case to the extent that any such damages, claims, suits, actions, proceedings, costs and expenses arise out of or are based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished by the Agent to the Company expressly for use therein; provided, however, that this indemnity shall not protect the Company from or against any liability to which the Company would be subject by reason of its own willful bad faith, willful misconduct or gross negligence of its duties hereunder. This indemnity will be in addition to any liability which the Agent may have to the Company under this Agreement.

E. Nature of Agent’s Authority. Nothing in this Agreement shall be construed to imply that the Agent is a partner, shareholder, manager, managing member or member of: (1) the Company; (2) the Investment Adviser; or (3) any of their respective affiliates. The Company and the Agent acknowledge that, absent express written consent by the parties, the Agent does not have the right, power or authority to enter into any contract or to create any obligation on behalf of the Company, the Investment Adviser, or any of their respective affiliates or to otherwise bind such entities or any of their respective affiliates in any way. The subscription of a prospective Investor for Interests in the Company will not be deemed to have been accepted until appropriate subscription documents are executed by an authorized representative of the Company. The Company has the right, in its sole discretion, to refuse to accept the subscription of any prospective Investor. Furthermore, nothing in this Agreement shall be construed to limit or waive the right of the Company to: (a) require an Investor to withdraw from the Company or to compel the redemption of some or all of an Investor’s investment or Interests pursuant to the terms of the governing documents of the Company; or (b) change the terms of the offering of Interests pursuant to the terms of the governing documents of the Company.

F. Term.

1. This Agreement shall become effective as of the date hereof and shall continue in effect for an initial period of two years from such date. After the expiration of the initial two-year term, this Agreement shall continue in full force and effect from year to year; provided, however, that such continuance is approved by the Board, including the vote of a majority of the Board members who are not “interested persons,” as defined in the 1940 Act and the rules thereunder, of the Company.

2. This Agreement may be terminated: (a) by the Company or the Agent at any time upon 45 days’ prior written notice to the other party to this Agreement, (b) in the event of breach of paragraph D or any term of this Agreement, by the Company immediately upon written notice to the other party to this Agreement; provided, however, that this Agreement shall terminate automatically in the event of its “assignment” as such term is defined by the 1940 Act and the rules thereunder.

G. Confidential Information.

1. The Agent will have access to and become acquainted with records of and information relating to the Company, the Investment Adviser, its investors and affiliates and the Company will have access to and become acquainted with information relating to the Agent’s clients (collectively, “Confidential Information”).

2. Neither the Agent nor any of the Agent’s officers, employees or agents shall disclose any of the Confidential Information (including any client list or other confidential information relating to the businesses of the Company, its investment advisor(s), or their affiliates), directly or indirectly, or use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of performing duties for the Company under this Agreement and unless the disclosure of any such Confidential Information is otherwise consented to in writing by the Company. As used in this paragraph G.2. the term “Confidential Information” does not include information that: (a) becomes or has been generally available to the public other than as a result of disclosure by the Company; (b) was available to Agent on a non-confidential basis prior to its disclosure to the Company or any of its affiliates; or (c) is independently developed or becomes available to Agent on a non-confidential basis from a source other than the Company or its affiliates.

3. Neither the Company nor any of the Company’s officers, employees or agents shall disclose any of the Confidential Information (including any client list or other confidential information relating to the businesses of the Agent or its affiliates), directly or indirectly, or use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of the Company performing its duties under this Agreement or for purposes of providing services to investors in the Company and unless the disclosure of any such Confidential Information is otherwise consented to in writing by Agent As used in this paragraph G.3. the term “Confidential Information” does not include information that: (a) becomes or has been generally available to the public other than as a result of disclosure by Agent; (b) was available to the Company on a non-confidential basis prior to its disclosure to Agent or any of its affiliates; or (c) is independently developed or becomes available to the Company on a non-confidential basis from a source other than Agent or its affiliates.

H. Representations and Indemnities to Survive Delivery.

The agreements, representations, warranties, indemnities and other statements of the parties and their officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of: (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Agent or the Company, the Company’s investors, directors or officers of any of the foregoing or any person controlling any of the foregoing, and (iii) acceptance of any payment for Interests hereunder. The provisions of this Section H shall survive the termination or cancellation of this Agreement.

I. Amendment. This Agreement may not be amended except by a writing executed by each of the parties hereto.

J. Miscellaneous.

1. This Agreement is not exclusive. The parties shall be free to enter into solicitation or placement agreements with other persons or firms, some or all of whom may be in competition with the parties to this Agreement.

2. Notices shall be sent to the addresses specified in Exhibit A hereto or to such other addresses as are designated in writing by the parties hereto. Any notice hereunder by any party to the other parties shall be given by letter (delivered by personal delivery, air courier, registered air mail or certified mail, return receipt requested) or by facsimile transmission.

3. This Agreement constitutes the entire agreement among the parties hereto with respect to its subject matter and supersedes any and all prior agreements and understandings, whether written or oral, among them regarding such subject matter.

4. This Agreement shall be governed by and construed in accordance with the substantive internal laws of the State of New York applicable to contracts made between residents of that state to be wholly performed within that state, and with the provisions of the 1940 Act. In the event of any conflict between the provisions of the laws of New York and those of the 1940 Act, the 1940 Act provisions shall control.

5. Each party irrevocably consents and agrees, for the benefit of the others, that any legal action, suit or proceeding against it with respect to its obligations or liabilities under, or any other matter arising out of or in connection with this Agreement, may be brought in the courts of the State of New York located in New York County or the courts of the United States of America for the Southern District of New York, and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in person, generally and unconditionally with respect to any such action, suit or proceeding. Each party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings brought in the courts of the State of New York located in New York County or the courts of the United States of America for the Southern District of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, trial by jury.

6. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall constitute one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the parties hereto and each party’s respective successors and permitted assigns.

7. The failure of any party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

8. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

9. No party shall have any liability to the other party for any special, incidental or consequential damages, including, without limitation, loss of profits, even if such party has been advised of the possibility of such damages.

10. The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon the Investment Adviser, any Board members, members or any officers, employees or agents, whether past, present or future, of the Company or the Investment Adviser, individually, but are binding only upon the assets and property of the Company.

If the foregoing is acceptable, please sign and return one copy of this letter.

Sincerely,

UST Global Private Markets Fund, LLC

By:	/s/ Steven Suss
	Name:	Steven Suss
	Title:	Chief Financial Officer

Accepted and agreed to as of October 29, 2007

UST Securities Corp.

By:	/s/ Robert A. Doto
	Name:	Robert A. Doto
	Title:	President

Accepted and agreed to (with respect to Section B1 only) as of October 29, 2007

Bank of America Capital Advisors LLC

By:	/s/ Steven Suss
	Name:	Steven Suss
	Title:	Senior Vice President

EXHIBIT A

NOTICES

If to the Company:

UST Global Private Markets Fund, LLC

Attention: Steven Suss

225 High Ridge Road

Stamford, CT 06905

Phone: (203) 975-4063

Fax:     (203) 352-4456

If to Agent:

UST Securities Corp.

Attention: Robert A. Doto

Newport Office Center III

499 Washington Boulevard

Jersey City, New Jersey 07310

Phone: (201) 418-8338

Fax:     (201) 418-8310

UST GLOBAL PRIVATE MARKETS FUND, LLC

Banc of America Investment Services, Inc.

Attention: Mark Benson

100 Federal Street

Boston, MA 02110

Re:	Placement Agent Agreement

Ladies and Gentlemen:

In consideration of the mutual agreements contained herein, UST Global Private Markets Fund, LLC (the “Company”), a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company, and Banc of America Investment Services, Inc. (the “Agent”), hereby agree, on the terms and conditions set forth below, as follows. This Placement Agent Agreement is referred to herein as the “Agreement”.

A. Placement Agent Services.

1. The Company hereby appoints the Agent as a non-exclusive placement agent in connection with the placement of the interests in the Company (“Interests”). The Agent agrees to serve as the Company’s agent and that Interests shall be offered and sold only in accordance with the terms and conditions set forth in this Agreement and the Company Documents (as defined in paragraph A.5., below). The Agent shall not have any liability to the Company in the event that any subscriber fails to consummate the purchase of Interests for any reason other than the Agent’s willful misfeasance, bad faith, gross negligence or reckless disregard or its duties hereunder.

2. The Agent shall have the right to solicit prospective investors for the purchase of Interests for the duration of this Agreement beginning as of October 29, 2007. From time to time the Agent will, as agent of and on behalf of the Company, solicit offers to purchase Interests. In performing its duties:

(a) the Agent will solicit offers to purchase Interests only from prospective Investors who are “U.S. persons” within the meaning of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and who meet the other suitability requirements, if any, established by the Company and communicated to the Agent in writing (“Permitted U.S. Person”);

(b) the offers and sales of Interests are to be effected pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof, and Regulation D under the Securities Act. Both the Agent and the Company have established the following procedures in connection with the offer and sale of Interests and agree that Agent will make offers or sales of any Interests in compliance with such procedures:

(i) offers and sales of Interests will be made only in compliance with Regulation D under the Securities Act, the Financial Institutions Regulatory Authority (the “FINRA”) rules, and state securities laws and only to investors with whom the Agent has a substantive and pre-existing relationship and that qualify as (x) “accredited investors,” as defined in Rule 501(a) under the Securities Act and (y) “qualified clients,” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended;

(ii) no sale of Interests to any one investor will be for less than the minimum denominations as may be specified in the Memorandum (as defined in paragraph A.5., below) or as otherwise approved by the Board of Managers of the Company (the “Board”);

(iii) no offer or sale of any Interests shall be made in any state or jurisdiction, or to any prospective investor located in any state or jurisdiction, where such Interests have not been registered or qualified for offer and sale under applicable state securities laws unless such Interests are exempt from the registration or qualification requirements of such laws.

(c) for purposes of the offering of Interests, the Company has furnished to the Agent copies of the Company Documents (as defined in paragraph A.5., below), which Company Documents the Agent shall furnish to prospective investors. Additional copies of the Company Documents will be furnished to Agent by the Company in such numbers as the Agent may reasonably request for purposes of the offering. In performing its services under this Agreement, the Agent may, subject to any limitations in this Agreement, rely on the Company Documents and Other Information (as defined in paragraph A.5., below). The Agent is authorized to furnish to prospective purchasers only such information concerning the Company and the offering as may be contained in the Company Documents or any written supplements thereto, and such other materials as the Agent has prepared and which comply with applicable laws and regulations, including the rules of the FINRA;

(d) the Agent need not make an appraisal of any of the assets owned by the Company; and

(e) the Agent will require that each of its employees soliciting offers to purchase Interests disclose to each solicitee that the Agent and Bank of America Capital Advisors LLC (the “Investment Adviser”) are under common control.

3. The Agent acknowledges that it is a financial institution subject to the USA Patriot Act of 2001 and the Bank Secrecy Act (collectively, the “AML Laws”), which require, among other things, that financial institutions adopt compliance programs to guard against money laundering. The Agent represents and warrants to the Company that it is in compliance with and will continue to comply with the AML Laws and applicable regulations in all relevant respects.

The Agent agrees that it will take such further steps, and cooperate with the Company as may be reasonably necessary, to facilitate compliance with the AML Laws, including but not limited to the provision of copies of the Agent’s written procedures, policies and controls related thereto (“AML Operations”). The Agent undertakes that it will grant to the Company and regulatory agencies, reasonable access to copies of its AML Operations, books and records pertaining to the Interests only. The Agent will supply the Company, upon request, with evidence of the due diligence work that it has carried out for particular customers and such other information and reports as the Company or its agents may from time to time reasonably request. With respect to Interests held in the name of the Agent’s introduced investors, the Agent will promptly inform the Company if the Agent cannot form a reasonable belief that the Agent knows the true identity of the customer within a reasonable time after the account has been opened for such customer. The Agent will permit inspection by U.S. federal departments or regulatory agencies with appropriate jurisdiction and to make available to examiners from such departments or regulatory agencies such information and records relating to its AML program as they may reasonably request.

4. The Agent will: (i) comply with all provisions of law applicable to its activities contemplated by this Agreement and (ii) use and rely solely on the “Company Documents” and “Other Information” (as such terms are defined in paragraph A.5., below) and on information available from generally recognized public sources in connection with offering the Interests.

5. (a) The Company shall furnish the Agent, from time to time, such number as the Agent may reasonably request of the following documents:

(i) the Confidential Private Placement Memorandum of the Company, dated October 2007, and any supplements and amendments thereto (such memorandum, together with any such supplements and amendments thereto, collectively, the “Memorandum”);

(ii) the Limited Liability Company Agreement of the Company, dated as of October 17, 2007, as amended from time to time (the “Company Agreement”); and

(iii) the Subscription Booklet for the Company pursuant to which prospective Investors will subscribe for Interests (the “Subscription Booklet” and, together with the Memorandum and the Company Agreement, the “Company Documents”).

(b) The Company, from time to time, may provide the Agent with additional material, data or other information (collectively, “Other Information”) relating to the Company to make available to prospective Investors.

(c) The parties hereto recognize and confirm that the Company has the right, in its sole discretion, to reject any offer to purchase Interests and to suspend the offering of Interests without notice, for any reason and at any time.

6. If any event shall occur or condition exist as a result of which it is necessary or advisable, in the opinion of the Company, to amend or supplement any Company Document or Other Information, the Company shall promptly inform the Agent of any such occurrence or condition and furnish the Agent such number of copies thereof as the Agent may reasonably request, and the Agent shall thereafter use only such amended or supplemented documents in connection with the performance of its duties hereunder.

B. Fees and Expenses.

1. Fees.

(a) In consideration for the services provided by the Agent to the Company described in this Agreement, the Company shall pay directly to the Agent such amounts as shall be mutually agreed upon from time to time by the Company and the Agent (the “Fee”), as set forth in Exhibit A (as may be amended from time to time). In addition, the Investment Adviser may pay directly to the Agent such amounts as shall be mutually agreed upon from time to time by the Investment Adviser and the Agent.

2. Expenses. Each party shall pay the expenses it incurs in connection with its performance under this Agreement.

C. Representations, Warranties and Covenants of the Company. Upon execution of this Agreement and each time it acts pursuant to this Agreement, the Company represents, warrants and covenants to the Agent that:

1. The Company has been duly formed and is validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and in good standing in each other jurisdiction in which qualification is necessary for the ownership of its properties or for the conduct of its business. Interests to be or which may be issued by the Company have been duly authorized for issuance and sale and, when issued and delivered by the Company, Interests will conform to all statements relating thereto contained in the Memorandum.

2. This Agreement has been duly authorized, executed and delivered by the Company.

3. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to: (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application to the rights of creditors and (b) general equitable principles (whether enforcement is sought at law or in equity).

4. Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby will conflict with or result in a default under any agreement or instrument to which the Company is party or by which it is bound or to which any of the property or assets of the Company is bound or subject, nor will such actions result in any violation of the provisions of the organizational documents of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

5. The Memorandum or any amendment or supplement thereto does not, as of the date hereof, and shall not, as of the date of the offer or sale of any Interests, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained therein not misleading.

6. The Company shall indemnify and hold harmless the Agent, its managers, officers, employees and agents from and against any and all damages, claims, suits, actions, proceedings, costs and expenses (including but not limited to reasonable attorneys’ fees and expenses) arising from or related to: (a) any breach of any representation or warranty of the Company contained herein, or (b) any untrue statement of a material fact in the Memorandum, or in any amendment or supplement thereto, or any such marketing materials provided by the Company, (c) the omission to state in the Memorandum, or in any amendment or supplement thereto, or any such marketing material any material fact necessary to make the statements contained therein not misleading, or (d) the failure by the Company to provide accurate information of the jurisdiction in which applicable “blue sky” filings have been made; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such damages, claims, suits, actions, proceedings, costs and expenses that arise out of or are based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished to the Company by the Agent or through the Agent expressly for the use therein; and further provided that this indemnity shall not protect the Agent or any other person who may otherwise be entitled to indemnity hereunder from or against any liability to which the Agent or they would be subject by reason of the Agent’s own or their own bad faith, willful misconduct or gross negligence of the Agent’s or their duties hereunder. Any determination by the Company to indemnify the Agent for the foregoing liabilities shall be made in accordance with the requirements of Section 17 of the 1940 Act, as interpreted by the Securities and Exchange Commission. This indemnity will be in addition to any liability which the Company may otherwise have to the Agent under this Agreement.

D. Representations, Warranties and Covenants of the Agent. Upon execution of this Agreement and each time it acts pursuant to this Agreement, the Agent represents, warrants and covenants to the Company that:

1. The Agent is a registered broker-dealer and that all appropriate registrations or filings have been made on its behalf to enable it to perform its obligations hereunder in accordance with applicable laws or is exempt from such registration under applicable laws. The Agent agrees to maintain the appropriate regulatory registrations and filings throughout the term of this Agreement.

2. This Agreement has been duly authorized, executed and delivered by the Agent.

3. This Agreement constitutes the legal, valid and binding obligation of the Agent, enforceable against it in accordance with its terms, subject to: (a) bankruptcy, insolvency, reorganization, moratorium and other laws of general application to the rights of creditors and (b) general equitable principles (whether enforcement is sought at law or in equity).

4. The Agent will perform its duties under this Agreement in a manner consistent with the applicable rules of each self-regulatory organization of which Agent is a member.

5. The Agent will notify the Company, in writing, if, at any time during the course of this Agreement, any of the representations or warranties made by the Agent in this Agreement becomes, or is likely to become, inaccurate or untrue in any material respect and of the facts related thereto.

6. The Agent shall indemnify and hold harmless the Company and its affiliates and each of their respective directors, managers, officers, employees and agents from and against any and all damages, claims, suits, actions, proceedings, costs and expenses (including but not limited to reasonable attorneys’ fees and expenses) arising from or relating to: (a) any breach of any representation or warranty of the Agent contained herein, or (b) any untrue statement of a material fact related to the Agent in the Memorandum, or in any amendment or supplement thereto, or any such marketing materials provided by the Agent, or (c) the omission to state in the Memorandum, or in any amendment or supplement thereto, or any such marketing material any material fact necessary to make the statements contained therein not misleading, in each case to the extent that any such damages, claims, suits, actions, proceedings, costs and expenses arise out of or are based upon any such untrue statement or omission made therein in reliance upon and in conformity with written information furnished by the Agent to the Company expressly for use therein; provided, however, that this indemnity shall not protect the Company from or against any liability to which the Company would be subject by reason of its own willful bad faith, willful misconduct or gross negligence of its duties hereunder. This indemnity will be in addition to any liability which the Agent may have to the Company under this Agreement.

E. Nature of Agent’s Authority. Nothing in this Agreement shall be construed to imply that the Agent is a partner, shareholder, manager, managing member or member of: (1) the Company; (2) the Investment Adviser; or (3) any of their respective affiliates. The Company and the Agent acknowledge that, absent express written consent by the parties, the Agent does not have the right, power or authority to enter into any contract or to create any obligation on behalf of the Company, the Investment Adviser, or any of their respective affiliates or to otherwise bind such entities or any of their respective affiliates in any way. The subscription of a prospective Investor for Interests in the Company will not be deemed to have been accepted until appropriate subscription documents are executed by an authorized representative of the Company. The Company has the right, in its sole discretion, to refuse to accept the subscription of any prospective Investor. Furthermore, nothing in this Agreement shall be construed to limit or waive the right of the Company to: (a) require an Investor to withdraw from the Company or to compel the redemption of some or all of an Investor’s investment or Interests pursuant to the terms of the governing documents of the Company; or (b) change the terms of the offering of Interests pursuant to the terms of the governing documents of the Company.

F. Term.

1. This Agreement shall become effective as of the date hereof and shall continue in effect for an initial period of two years from such date. After the expiration of the initial two-year term, this Agreement shall continue in full force and effect from year to year; provided, however, that such continuance is approved by the Board, including the vote of a majority of the Board members who are not “interested persons,” as defined in the 1940 Act and the rules thereunder, of the Company.

2. This Agreement may be terminated: (a) by the Company or the Agent at any time upon 45 days’ prior written notice to the other party to this Agreement, (b) in the event of breach of paragraph D or any term of this Agreement, by the Company immediately upon written notice to the other party to this Agreement; provided, however, that this Agreement shall terminate automatically in the event of its “assignment” as such term is defined by the 1940 Act and the rules thereunder.

G. Confidential Information.

1. The Agent will have access to and become acquainted with records of and information relating to the Company, the Investment Adviser, its investors and affiliates and the Company will have access to and become acquainted with information relating to the Agent’s clients (collectively, “Confidential Information”).

2. Neither the Agent nor any of the Agent’s officers, employees or agents shall disclose any of the Confidential Information (including any client list or other confidential information relating to the businesses of the Company, its investment advisor(s), or their affiliates), directly or indirectly, or use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of performing duties for the Company under this Agreement and unless the disclosure of any such Confidential Information is otherwise consented to in writing by the Company. As used in this paragraph G.2. the term “Confidential Information” does not include information that: (a) becomes or has been generally available to the public other than as a result of disclosure by the Company; (b) was available to Agent on a non-confidential basis prior to its disclosure to the Company or any of its affiliates; or (c) is independently developed or becomes available to Agent on a non-confidential basis from a source other than the Company or its affiliates.

3. Neither the Company nor any of the Company’s officers, employees or agents shall disclose any of the Confidential Information (including any client list or other confidential information relating to the businesses of the Agent or its affiliates), directly or indirectly, or use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of the Company performing its duties under this Agreement or for purposes of providing services to investors in the Company and unless the disclosure of any such Confidential Information is otherwise consented to in writing by Agent As used in this paragraph G.3. the term “Confidential Information” does not include information that: (a) becomes or has been generally available to the public other than as a result of disclosure by Agent; (b) was available to the Company on a non-confidential basis prior to its disclosure to Agent or any of its affiliates; or (c) is independently developed or becomes available to the Company on a non-confidential basis from a source other than Agent or its affiliates.

H. Representations and Indemnities to Survive Delivery.

The agreements, representations, warranties, indemnities and other statements of the parties and their officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of: (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Agent or the Company, the Company’s investors, directors or officers of any of the foregoing or any person controlling any of the foregoing, and (iii) acceptance of any payment for Interests hereunder. The provisions of this Section H shall survive the termination or cancellation of this Agreement.

I. Amendment. This Agreement may not be amended except by a writing executed by each of the parties hereto.

J. Miscellaneous.

1. This Agreement is not exclusive. The parties shall be free to enter into solicitation or placement agreements with other persons or firms, some or all of whom may be in competition with the parties to this Agreement.

2. Notices shall be sent to the addresses specified in Exhibit B hereto or to such other addresses as are designated in writing by the parties hereto. Any notice hereunder by any party to the other parties shall be given by letter (delivered by personal delivery, air courier, registered air mail or certified mail, return receipt requested) or by facsimile transmission.

3. This Agreement constitutes the entire agreement among the parties hereto with respect to its subject matter and supersedes any and all prior agreements and understandings, whether written or oral, among them regarding such subject matter.

4. This Agreement shall be governed by and construed in accordance with the substantive internal laws of the State of New York applicable to contracts made between residents of that state to be wholly performed within that state, and with the provisions of the 1940 Act. In the event of any conflict between the provisions of the laws of New York and those of the 1940 Act, the 1940 Act provisions shall control.

5. Each party irrevocably consents and agrees, for the benefit of the others, that any legal action, suit or proceeding against it with respect to its obligations or liabilities under, or any other matter arising out of or in connection with this Agreement, may be brought in the courts of the State of New York located in New York County or the courts of the United States of America for the Southern District of New York, and hereby irrevocably consents and submits to the non-exclusive jurisdiction of each such court in person, generally and unconditionally with respect to any such action, suit or proceeding. Each party hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings brought in the courts of the State of New York located in New York County or the courts of the United States of America for the Southern District of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, trial by jury.

6. This Agreement may be executed in two or more counterparts each of which when so executed and delivered shall constitute one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the parties hereto and each party’s respective successors and permitted assigns.

7. The failure of any party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

8. If any provision of this Agreement is invalid or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

9. No party shall have any liability to the other party for any special, incidental or consequential damages, including, without limitation, loss of profits, even if such party has been advised of the possibility of such damages.

10. The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon the Investment Adviser, any Board members, members or any officers, employees or agents, whether past, present or future, of the Company or the Investment Adviser, individually, but are binding only upon the assets and property of the Company.

If the foregoing is acceptable, please sign and return one copy of this letter.

Sincerely,

UST Global Private Markets Fund, LLC

By:	/s/ Steven Suss
	Name:	Steven Suss
	Its:	Chief Financial Officer

Accepted and agreed to
as of October 29, 2007

Banc of America Investment Services, Inc.

By:	/s/ Mark Benson
	Name:	Mark Benson
	Title:	Chief Operating Officer

EXHIBIT A

FEES

(i)	2% of total committed capital amount if such amount is $250,000 or less; or

(ii)	1% of total committed capital amount if such amount is greater than $250,000.

Fees are waived for

(i)	any account for which the Agent, or an affiliate of the Agent, acts in a fiduciary, advisory, custodial, or similar capacity; or

(ii)	individuals who are employees of Bank of America at the time of their investment.

A-1

EXHIBIT B

NOTICES

If to the Company:

UST Global Private Markets Fund, LLC

Attention: Steven Suss

225 High Ridge Road

Stamford, CT 06905

Phone: (203) 975-4063

Fax:     (203) 352-4456

If to Agent:

Banc of America Investment Services, Inc.

Attention: Mark Benson

100 Federal Street

Boston, MA 02110

Phone: (617) 434-9202

Fax:     (617) 434-0606

B-1